AlphaClone Alternative Alpha ETF Trading Symbol: ALFA Summary Prospectus May 31, 2012 http://alphaclonefunds.com

Before you invest, you may want to review the AlphaClone Alternative Alpha ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 31, 2012, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://alphaclonefunds.com/fund_overview.html.  You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective

The AlphaClone Alternative Alpha ETF (the “Fund”) seeks to track the price and yield, before fees and expenses, of the AlphaClone Hedge Fund Long/Short Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (the “Shares”).  This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (Rule 12b-1) Fees*	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

*
The Fund has adopted a Distribution and Service (Rule 12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board of Trustees (the “Board”) has determined that no such payments will be made through the next twelve (12) months of operation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $97	3 Years: $303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares (“Shares”) are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund uses a “passive” or “indexing” investment approach to track the AlphaClone Hedge Fund Long/Short Index (the “Index”).  The Index is composed of U.S. equity securities selected based on a proprietary hedge fund position replication methodology developed by AlphaClone, LLC (the “Index Provider”).  The methodology ranks issuers favored as investments by hedge funds and institutional investors based on the efficacy of replicating their publicly disclosed positions and selects equities from those managers with the highest ranking.  Index constituents are equal weighted but have an overlap bias (i.e., securities held by twice the number of managers have twice the weight).  The Index is reconstituted quarterly and can vary between being long only and market neutral (up to 50% short exposure using inverse unleveraged exchange-traded funds), also known as “market hedged,” based on market volatility targets defined by the methodology.

The Fund is managed by Index Management Solutions, LLC (the “Sub-Adviser”) under the supervision of Exchange Traded Concepts, LLC (the “Adviser”).  The Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Index, which include, but are not limited to, common and preferred equity securities, depositary receipts, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).  The Fund may invest the remainder of its assets in securities not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index, or in financial instruments that provide long or short exposure to the Index.  These financial instruments include, but are not limited to: exchange-traded options on securities, indices and futures contracts and short positions.  On a day-to-day basis, the Fund also may hold short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

The Sub-Adviser uses a “representative sampling” approach to try to achieve the Fund’s investment objective.  “Representative sampling” is a passive indexing strategy that involves investing in a representative sample of component securities of the Index that collectively has an investment profile similar to the Index.  In general, if the Fund is performing as designed, the return of the Index will dictate the return for the Fund.  The Fund seeks to be fully invested at all times and Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.  The Index is rebalanced quarterly.  As of May 18, 2012, the market capitalization range of the securities in the Index was $115 million to $496 billion.

The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser.  The Index is calculated and administered by Structured Solutions AG, which is independent of the Fund, the Adviser and the Sub-Adviser.  Structured Solutions AG and the Index Provider determine the components and the relative weightings of the securities in the Index subject to the Index rules and published information regarding the Index.

Principal Investment Risks

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:

•
Derivatives Investment Risk: The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an index, security or interest rate.  The return on a derivative instrument may not correlate with the return of its underlying reference asset.  Derivatives are subject to a number of risks, such as credit risk, interest rate risk, and market risk.  Derivatives can be volatile and may be less liquid than other securities.  As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

•
Early Close/Trading Halt Risk:  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments.  In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•
Equity Securities Risk:  Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

•
Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•
MLP Risk:  Investments in securities of MLPs involve risks that differ from an investment in common stock.  Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of MLPs.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

•
Non-Diversification Risk:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

•
Passive Investment Risk:  The Fund is not actively managed and neither the Adviser nor Sub-Adviser would sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

•
REIT Risk:  REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants.  Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

•
Shorting Risk:  The Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities.  However, there is a risk that the Fund will experience a loss as a result of engaging in such short sales.

•
Tracking Error Risk:  The performance of the Fund may diverge from that of the Index.  Because the Fund employs a representative sampling strategy, it may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Performance

The Fund is newly organized and has not yet commenced operations; therefore, performance information is not yet available.  In the future, performance information for the Fund will be presented in this section.  Performance information also will be available on the Fund’s website at http://alphaclonefunds.com or by calling the Fund toll free at 1-800-617-0004.

Investment Adviser

Exchange Traded Concepts, LLC

Investment Sub-Adviser

Index Management Solutions, LLC

Portfolio Managers

Denise M. Krisko, CFA, Chief Investment Officer for IMS, has primary responsibility for the day-to-day management of the Fund.  Ms. Krisko has managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as “Creation Units,” each of which is generally comprised of 50,000 shares, though this may change from time to time.  Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer.  Because the shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Adviser and/or the Sub-Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.